UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Voxware, Inc.
(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Lawrenceville Office Park
168 Franklin Corner Road
Lawrenceville, New Jersey 08648
(609) 514-4100

October  23, 2006

Dear Fellow Stockholder:

You are cordially invited to attend our annual meeting of stockholders to be held at 9:00 a.m. (local time), on Wednesday, November 22, 2006, at the offices of Morgan, Lewis & Bockius LLP, 502 Carnegie Center, Princeton, New Jersey.

The Notice of Annual Meeting and proxy statement on the following pages describe the matters to be presented at the annual meeting.

It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

Thank you for your continued support.

Sincerely, Thomas J. Drury, Jr. President and Chief Executive Officer

VOXWARE, INC.
Lawrenceville Office Park
168 Franklin Corner Road
Lawrenceville, New Jersey 08648
(609) 514-4100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on November 22, 2006

The annual meeting of stockholders of Voxware, Inc. (the “Company”) will be held at the offices of Morgan, Lewis & Bockius LLP, located at 502 Carnegie Center, Princeton, New Jersey, on Wednesday, November 22, 2006, at 9:00 a.m. (local time) for the following purposes:

(1)	To elect four Class III Directors to serve until the next annual meeting of stockholders in which their class is due for election or until their successors shall have been duly elected and qualified;

(2)	To ratify the appointment of BDO Seidman, LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2007; and

(3)	To transact such other business as may properly come before the meeting.

Holders of our Common Stock of record at the close of business on October 10, 2006 (the “Stockholders”), are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such Stockholders will be open to the examination of any Stockholder at the Company’s principal executive offices at 168 Franklin Corner Road, Lawrenceville, New Jersey 08648 for a period of ten (10) days prior to the Meeting and will be available for examination on the day of the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting; provided, however, if the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting is required to be given to each Stockholder of record entitled to vote at the Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

By Order of the Board of Directors Paul Commons Secretary
Lawrenceville, New Jersey
October 23, 2006

The Company’s 2006 Annual Report Accompanies the Proxy Statement.

VOXWARE, INC.
Lawrenceville Office Park
168 Franklin Corner Road
Lawrenceville, New Jersey, 08648
(609) 514-4100

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Voxware, Inc. (“Voxware”, “we”, “us” or “our”) of proxies to be voted at the Annual Meeting of Stockholders of Voxware to be held on Wednesday, November 22, 2006 (the “Meeting”), at the offices of Morgan, Lewis & Bockius LLP, 502 Carnegie Center, Princeton, New Jersey, at 9:00 a.m., local time, and at any adjournment or adjournments thereof. Holders of record of Common Stock, $0.001 par value (the “Common Stock”), as of the close of business on October 10, 2006, will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 6,262,844 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on any matter presented at the Meeting. Accordingly, there are an aggregate of 6,262,844 votes entitled to be cast at the Meeting.

If proxies in the accompanying form are properly executed and returned, the shares of Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted:

•	FOR the election of the Class III Director nominees for which they are entitled to vote;

•	FOR the ratification of the appointment of BDO Seidman, LLP, as our independent registered public accounting firm for the fiscal year ending June 30, 2007; and

•	in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof.

Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Secretary, by submitting a duly executed proxy bearing a later date, or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

Except as provided below, the presence, in person or by proxy, of holders of shares of Common Stock having a majority of the votes entitled to be cast at the Meeting shall generally constitute a quorum. The proxy card provides spaces for a stockholder to vote for the Board’s nominees, or to withhold authority to vote for any or all of such nominees, for election as directors. Directors are to be elected by a plurality of the votes cast at the Annual Meeting.

Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present, but are not counted for purposes of determining whether a proposal has been approved, and thus have no effect on the outcome.

This Proxy Statement, together with the related proxy card, is being mailed to our stockholders on or about October 23, 2006. The Annual Report to Stockholders of Voxware for the fiscal year ended June 30, 2006 (“Fiscal 2006”), including financial statements (the “Annual Report”), is being mailed together with this Proxy Statement to all stockholders of record as of October 10, 2006. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of October 10, 2006.

PROPOSAL 1: ELECTION OF DIRECTORS

General

We currently have seven directors. In accordance with our Amended and Restated Certificate of Incorporation, as amended, the terms of office of the members of our Board of Directors are divided into three classes, with each class serving for a staggered three-year term. Except for Mr. Allegra described below, each Class III Director nominee elected at the Annual Meeting will serve until the 2009 annual meeting of stockholders and until such director’s successor has been duly elected and qualified, except in the event of such director’s earlier death, resignation or removal. The terms of office of the Class I and Class II Directors will expire at the annual meetings of stockholders to be held in 2007 and 2008, respectively, upon the election and qualification of their successors. If Mr. Allegra is elected to the Board of Directors at the Annual Meeting, the Board of Directors intends to reclassify Mr. Allegra as a Class I Director in order to realign the classes of the Board of Directors to comply with the Company's Amended and Restated Certificate of Incorporation, as amended. Mr. Allegra will serve until the 2007 annual meeting of stockholders as a Class I Director, or until his successor has been duly elected and qualified, except in the event of his earlier death, resignation or removal.

Unless otherwise directed, the persons appointed in the accompanying form of proxy intend to vote at the annual meeting for the election of the nominees named below as directors to serve until the next annual meeting in which their class is due for election or until their successors are duly elected and qualified.

Information Regarding Nominees for Election to the Board of Directors

The Board of Directors currently has seven members, four of whom are nominees for election.

The nominees for election to the Board of Directors are:

Name	Age	Served as a Director Since	Class	Positions with the Company

Joseph A. Allegra (1)(3)	53	2003	III	Director and Chairman of the Board
James L. Alexandre (2)(3)	49	2005	III	Director
Donald R. Caldwell (1)(3)	60	2004	III	Director
Thomas J. Drury, Jr.	59	2004	III	President, Chief Executive Officer and Director

In addition, the following members of the Board of Directors are not presently nominees for election, but will, except as otherwise disclosed, serve until the next annual meeting in which their respective class is due for election or until their successors are duly elected and qualified:

Name	Age	Served as a Director Since	Class	Positions with the Company

David B. Levi (1)(2)	73	1998	II	Director
Michael Janis	62	2003	II	Director
Robert Olanoff (2)	50	2006	I	Director

___________
(1) Member of the Compensation Committee.
(2) Member of the Audit Committee.
(3) Member of the Nominating and Corporate Governance Committee.

Director Nominees

The following information about the principal occupation or employment, other affiliations, and business experience of the nominees above has been furnished to us by the nominees:

Joseph A. Allegra has served as a director of Voxware since June 2003. Since 2001, Mr. Allegra has been a General Partner at Edison Venture Fund, an affiliate of Voxware. He serves as a director of five Edison privately held portfolio companies: Archive Systems, Portable Internet, M5 Networks, JGI and Maptuit. Previously, from 1989 to 2000, Mr. Allegra was co-founder and CEO of Princeton Softech. From 1988 to 1989, he was Vice President of Research and Development (“R&D”) for Computer Associates ("CA"), following its acquisition of Applied Data Research ("ADR"). He was a product manager, led product support and headed R&D at CA and ADR during a 12-year period. Mr. Allegra co-founded the Software Association of New Jersey and was Chairman of the New Jersey Technology Council. He was also a management consultant for several technology companies. Mr. Allegra received a B.A. in Economics and Computer Science from Rutgers University and an M.B.A. in Information Systems from New York University Stern School of Business.

James L. Alexandre has served as a director of Voxware since August 2005. Since 2003, Mr. Alexandre has acted as a private investor managing a diversified portfolio of public and private investments. From 2001 to 2002, Mr. Alexandre was President of Credit Suisse First Boston Securities - Japan, Limited, part of a global investment banking and financial services firm. From 2000 to 2001, Mr. Alexandre served as Managing Director and Co-Chief Integration Officer of Credit Suisse First Boston. From 1983 to 2000, Mr. Alexandre held various positions in Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), an international investment bank, including President and CEO of DLJ International, prior to DLJ's acquisition by Credit Suisse First Boston in 2000. Mr. Alexandre received his B.A. in History and Latin from the University of North Carolina and his M.B.A. from Harvard Business School. Currently, Mr. Alexandre sits on the Boards of Directors of GEO2 Technologies, Inc, Fallbrook Technologies Incorporated, ZT3 Technologies, Inc. and WiredLogic, Incorporated.

Donald R. Caldwell has served as a director of Voxware since December 2004. Since April 1999, Mr. Caldwell has been Chairman and Chief Executive Officer of Cross Atlantic Capital Partners Inc, an affiliate of Voxware. From February 1996 to March 1999, Mr. Caldwell was President and Chief Operating Officer of Safeguard Scientifics, Inc. Mr. Caldwell currently serves on the Boards of Directors of Diamond Management & Technology Consultants, Inc., Quaker Chemical Corporation, Kanbay International, Inc., Brainspark plc, Management Dynamics, Inc. and Rubicon Technology, Inc. Mr. Caldwell is also the Chairman of the Pennsylvania Academy of the Fine Arts. Mr. Caldwell received a B.S. from Babson College and an MBA from the Graduate School of Business at Harvard University. Mr. Caldwell is a Certified Public Accountant in the State of New York.

Thomas J. Drury, Jr. has served as our President, CEO and as a director of the Company since January 2004. Prior to joining Voxware, from June 2000 to December 2003, Mr. Drury was a partner and Chief Operating Officer of BaseCamp Ventures L.L.C., an early stage venture capital investment partnership. From September 1994 to June 2000, he served as President and CEO of Sensar, Inc., which developed hardware and software for the biometrics industry. Prior to that, Mr. Drury served as President and CEO of Micro Dynamics, Ltd., a document imaging software company; and President and CEO of Urix Corporation, a voice processing equipment and software company. Mr. Drury graduated Cum Laude from St. Peter’s College with a B.S. in Computer Science.

The Board of Directors recommends that Stockholders vote FOR each of the nominees for the Board of Directors.

Remaining Directors

The following information about the principal occupation or employment, other affiliations, and business experience of each member of the Board of Directors not presently a nominee for election, but who will serve until the next annual meeting in which their respective class is due for election or until their successors are duly elected and qualified, has been furnished to us by each such director, respectively:

David B. Levi has served as a director of Voxware since January 1998. Mr. Levi served as President of Natural MicroSystems Corporation, a provider of hardware and software for developers of high-value telecommunications solutions, from June 1991 to April 1995. In November 1995, Mr. Levi became President of Voice Processing Corp (VPC), where in November 1996, he was instrumental in arranging a merger of VPC with Voice Control Systems, Inc. (VCS), a supplier of telecommunications-based speech recognition systems. Mr. Levi served as Chief Operating Officer of VCS until his retirement in October 1997. Prior to 1991, Mr. Levi held Chief Executive Officer and Chief Operating Officer positions at Raytheon Data Systems, Centronics Data Computer Corp. and Raster Technologies Inc., and was a consultant to Regional Bell Operating Companies. In 2001, Mr. Levi served as the part-time Chief Executive Officer of Mediaphonics. He is currently on the Board of Directors of Microlog Inc. and on the Board of Trustees of The Harvard Radio Broadcasting Co. Mr. Levi has also served on the Boards of Directors of PictureTel, Inc., AmPro Inc., Media Unbound and Lanyon Limited. Mr. Levi is a member of The National Association of Corporate Directors and of Walnut, an angel investor group. Mr. Levi holds an A.B. from Harvard College and an M.B.A. from the Harvard Graduate School of Business Administration.

Michael Janis has served as a director of Voxware since June 2003. Mr. Janis is CEO of Human Capital Resources, LLC, a software company providing Human Resource Solutions. Prior to June 2006, Mr. Janis had been President and CEO of The Janis Group, Inc. ("JGI") (f/k/a Software Plus, Inc.), a Software and Professional Services firm specializing in Supply Chain and Human Resources/Payroll Systems, since 1982. Prior to founding JGI in 1982, he completed a 15 year career at IBM, where he held a number of management positions including Branch Manager, Regional Manager and Administration Assistant to IBM's CEO, John Opel. Mr. Janis currently serves on the Board of Directors of JGI. Mr. Janis earned a B.S. in Political Science from Princeton University in 1966.

Robert Olanoff has served as a director of Voxware since October 2006. Since January 2006, Mr. Olanoff has served as an independent finance consultant with Olanoff Consulting. From January 2005 to December 2005, Mr. Olanoff served as CFO of FNX Limited, a software provider to the banking industry. From January 2004 to August 2004, Mr. Olanoff served as CFO for Foxtons, Inc., a discount residential real estate broker, and from 2001 to 2004 he served as CFO for Paragon Computer Professionals, an IT service provider. Prior to 2001, Mr. Olanoff held positions of CFO with RecruitSource, Inc., an internet recruiting software company; Beechwood Data Systems, Inc., a provider of software solutions and services to the telecommunications industry; and Intelligroup, Inc., a computer consulting and system integration services provider. Mr. Olanoff earned a B.A. in Economics from Rutgers University in 1978.

None of our directors is related to any other director or to any of our executive officers.

Resignation and Appointment of Director

On July 11, 2006, Ross T. Martinson resigned his position as a Class I Director and member of the Nominating and Corporate Governance Committee. At the time of his resignation, there was no disagreement between Voxware and Mr. Martinson on any matter relating to Voxware’s operations, policies or practices.

On October 16, 2006, pursuant to the Company's bylaws, the Board of Directors appointed Mr. Olanoff as a Class I Director to fill the vacancy left by Mr. Martinson's resignation. Mr. Olanoff was also appointed to the Audit Committee.

Corporate Governance Guidelines

Our Board of Directors has long believed that good corporate governance is important to ensure that we are managed for the long-term benefit of our stockholders. Our Board of Directors has adopted corporate governance guidelines to assist it in the exercise of its duties and responsibilities and to serve the best interests of Voxware and its stockholders. These guidelines, which provide a framework for the conduct of the Board's business, include that:

•	the principal responsibility of the directors is to oversee the management of Voxware;

•	directors have full and free access to management and, as necessary and appropriate, independent advisors;

•	new directors participate in an orientation program, and all directors are expected to participate in continuing director education on an ongoing basis; and

•	at least annually, the Board and its committees will conduct a self-evaluation to determine whether they are functioning effectively.

Board Independence

Under NASDAQ rules, a Director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. Our Board of Directors has determined that Mr. Drury, as an employee of the Company, has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. Our Board of Directors has further determined that none of Messrs. Levi, Janis, Alexandre, Allegra, Caldwell or Olanoff has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director, and that each of these Directors is an “independent director” as defined under Rule 4200(a)(15) of the NASDAQ Stock Market, Inc. Marketplace Rules.

Committees and Meetings of the Board

During Fiscal 2006, the Board of Directors met five times in-person or by teleconference, and the various committees of the Board of Directors met ten times in person or by teleconference. During this period, each member of the Board of Directors attended more than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which such person has been a director); and (ii) the total number of meetings held by all committees of the Board of Directors on which each such director served (during the periods such director served).

Directors are encouraged, but are not required, to attend the Annual Meeting of Stockholders. All of our then current directors attended the Company’s 2005 Annual Meeting of Stockholders, either in person or by teleconference.

The Board of Directors has three standing committees - the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee - each committee operates under a charter that has been approved by the Board of Directors. A copy of the charter of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, each adopted by the Board of Directors, may be found on our website (www.voxware.com). The Board of Directors has determined that currently the members of each of the Board’s three standing committees are independent as defined under the rules of the NASDAQ Stock Market. The Board of Directors also has determined that all three current members of the Audit Committee are independent as defined by Rule 10A-3 under the Securities Exchange Act of 1934, with Mr. Levi, given his educational and professional experience as disclosed in the biographical information hereto, meeting the definition of an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K.

Audit Committee. The primary responsibilities of the Audit Committee, as more fully set forth in our current Audit Committee Charter adopted on August 27, 2004, as amended on November 23, 2005 include:

•	appointing, evaluating and retaining the engagement of our independent registered public accounting firm;

•	reviewing the results of their audit findings;

•	reviewing our periodic reports filed with the Securities and Exchange Commission; and

•	monitoring on a periodic basis our internal controls.

During part of Fiscal 2006, the Audit Committee was comprised of Messrs. Levi, Janis and Martinson, and while each member of the Audit Committee was deemed independent under the rules of the NASDAQ Stock Market, Mr. Martinson did not meet the definition of independent under Rule 10A-3 of the Securities Exchange Act of 1934. The Board of Directors reconstituted the Audit Committee on November 23, 2005, and in so doing, appointed Mr. Alexandre to the Audit Committee and removed Mr. Martinson. In October 2006, Mr. Janis resigned from the Audit Committee and Mr. Olanoff was appointed in his place. The Audit Committee currently is comprised of Messrs. Levi, Alexandre and Olanoff. Each of Messrs. Levi, Alexandre and Olanoff meet the definition of independent as defined under the rules of the NASDAQ Stock Market and Rule 10A-3 under the Securities Exchange Act of 1934. The Audit Committee held four meetings in Fiscal 2006.

Compensation Committee. The primary responsibilities of the Compensation Committee, as more fully set forth in our current Compensation Committee Charter adopted on August 27, 2004, as amended on November 23, 2005 include:

•	reviewing and approving, or recommending for approval by the Board of Directors, the salaries and incentive compensation of our executive officers;

•	administering our stock option plans; and

•	reviewing and making recommendations to our Board of Directors regarding these matters.

During Fiscal 2006, the Compensation Committee was comprised of Messrs. Levi, Allegra and Caldwell. Each member of the Compensation Committee was deemed independent under the rules of the NASDAQ Stock Market. The Compensation Committee held five meetings in Fiscal 2006.

Nominating and Corporate Governance Committee. The primary responsibilities of the Nominating and Corporate Governance Committee, as more fully set forth in our current Nominating and Corporate Governance Committee Charter adopted on August 27, 2004, as amended November 23, 2005 include:

•	evaluating and recommending to the Board of Directors the persons to be nominated for election as directors at any meeting of stockholders;

•	developing and recommending to the Board of Directors a set of corporate governance principles applicable to Voxware; and

•	overseeing the evaluation of the Board of Directors.

During part of Fiscal 2006 and prior to our listing of our common stock on the NASDAQ Capital Market, the Nominating and Corporate Governance Committee was comprised of Messrs. Drury, Allegra and Caldwell. Mr. Drury did not meet the definition of independent under the rules of the NASDAQ Stock Market. The Board of Directors reconstituted the Nominating and Corporate Governance Committee on November 23, 2005, and in so doing, appointed Mr. Martinson to the Nominating and Corporate Governance Committee and removed Mr. Drury. At that time, each of Messrs. Allegra, Caldwell and Martinson met the definition of independent under the rules of the NASDAQ Stock Market. In July 2006, Mr. Martinson resigned from the Board of Directors and the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is currently comprised of Messrs. Allegra, Caldwell and Alexandre. The Nominating and Corporate Governance Committee held one meeting in Fiscal 2006. On October 10, 2006, the Nominating and Corporate Governance Committee met and recommended Joseph A. Allegra, James L. Alexandre, Donald R. Caldwell and Thomas J. Drury, Jr. to the Board of Directors for re-election at the 2006 annual meeting.

Director Candidates

The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to members of the Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the Committee and the Board.

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating and Corporate Governance Committee will apply the criteria contained in the Committee's charter. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest, and the ability to act in the interests of all stockholders. The Committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our Common Stock for at least one year as of the date such recommendation is made, to: Nominating and Corporate Governance Committee, c/o Corporate Secretary, Voxware, Inc., 168 Franklin Corner Road, Lawrenceville, New Jersey 08648. Assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communicating with our Directors

Our Board of Directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chairman of the Board, with the assistance of our outside counsel, is primarily responsible for monitoring communications from stockholders, and for providing copies or summaries to the other directors as he considers appropriate. Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which the Company tends to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to the Board should address such communications to: Board of Directors, c/o Corporate Secretary, Voxware, Inc., 168 Franklin Corner Road, Lawrenceville, New Jersey 08648.

Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Business Conduct and Ethics is posted on our website (www.voxware.com) and any amendments thereto or waivers thereof will be promptly posted on our website.

Report of the Audit Committee

The Audit Committee has furnished the following report:

To the Board of Directors of Voxware, Inc.:

The Audit Committee of the Company’s Board of Directors is currently composed of three members and acts under a written charter adopted on August 27, 2004, as amended October 18, 2005. The current members of the Audit Committee possess the financial sophistication required by our charter and applicable rules. The Audit Committee held four meetings during Fiscal 2006.

Management is responsible for the Company’s financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company’s management and the independent registered public accounting firm, the following:

•	the plan for, and the independent registered public accounting firm’s report on, each audit of the Company’s financial statements;

•	the independent registered public accounting firm’s review of the Company’s unaudited interim financial statements;

•	the Company’s financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

•	management’s selection, application and disclosure of critical accounting policies;

•	changes in the Company’s accounting practices, principles, controls or methodologies;

•	significant developments or changes in accounting rules applicable to the Company; and

•	the adequacy of the Company’s internal controls and accounting and financial personnel.

The Audit Committee reviewed and discussed with the Company’s management the Company’s audited financial statements for the year ended June 30, 2006. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards Nos. 61, 89 and 90 (Communication with Audit Committees) with the Company’s independent registered public accounting firm. These standards require the Company’s independent registered public accounting firm to discuss with the Company’s Audit Committee, among other things, the following:

•	methods used to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•
the process used by management in formulating particularly sensitive accounting estimates, and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates, and the disclosures in the financial statements.

The Company’s independent registered public accounting firm also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that, in the auditor’s professional opinion, may reasonably be thought to bear on independence, confirm their perceived independence, and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company. The Audit Committee also considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to the Company is compatible with maintaining such auditors’ independence.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-KSB.

By the Audit Committee of the Board of Directors of Voxware, Inc., as constituted on October 10, 2006 David B. Levi James L. Alexandre Michael Janis

Compensation of Directors

Our 1998 Stock Option Plan for Non-Employee Directors (the "Plan") was adopted by the Board of Directors in October 1997 and approved by our stockholders in January 1998. The Plan provides for the automatic grant of options to purchase shares of our Common Stock to directors who are not officers, nor employees, nor consultants of Voxware or any of its subsidiaries (other than the Chairman of the Board of Directors of Voxware, who shall be eligible if he or she is not otherwise an officer, employee or consultant of Voxware). Subject to the provisions of the Plan, the Board has the power and authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations deemed necessary or advisable for the administration of the Plan.

Under the Plan, each eligible individual receives an option to purchase 30,000 shares of our Common Stock (the “Initial Options”) on the date of his or her initial election or appointment to the Board; provided that all outside directors elected at the 1998 Annual Meeting of Stockholders in January 1998 received the initial option, whether or not they served on the Board of Directors prior to the meeting. In addition, on the date of an eligible individual's re-election to the Board, if he or she has attended at least seventy-five percent (75%) of the meetings of the Board of Directors that were held while he or she was a director in the just completed calendar year, he or she will be granted an option to purchase an additional 10,000 shares of our Common Stock. All options granted under the Plan will have an exercise price equal to the fair market value on the date of grant. Options granted under the Plan vest in 12 equal quarterly installments beginning at the end of the first three-month period following the date of grant.

In 2004, our Board of Directors amended its policy to compensate its members in connection with attendance at meetings of the Board, including committees thereof, and service with respect to the Board. Pursuant to the amended policy, no member of the Board shall receive cash compensation, however, the Board, in its discretion, may grant stock options to the members of the Board. For the fiscal years ended June 30, 2006 and 2005, there were no shares of Common Stock granted pursuant to the 1998 Stock Option Plan. However, during the fiscal year ended June 30, 2006, non-employee directors received options to purchase 23,333 shares of Common Stock pursuant to the 2003 Stock Incentive Plan.

During Fiscal 2006, the following options were granted pursuant to the 2003 Stock Incentive Plan.

Director	Number of Shares Underlying Options Granted(1)	Grant Date	Exercise Price(1)
James L. Alexandre	6,667	10/18/05	$7.50
Joseph A. Allegra	3,333	10/18/05	$7.50
Donald R. Caldwell	3,333	10/18/05	$7.50
Michael Janis	3,333	10/18/05	$7.50
David B. Levi	3,333	10/18/05	$7.50
Ross T. Martinson	3,333	10/18/05	$7.50
_________ (1) Reflects the 1-for-150 reverse stock split effectuated on December 12, 2005.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, officers and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such forms received by us, and upon written representations of our Reporting Persons received by us, we believe that during the last fiscal year, the following reports required by Section 16(a) of the Exchange Act to be filed by our Reporting Persons were not timely filed: Thomas J. Drury, Jr. was late reporting one transaction on Form 4; James Alexandre was late reporting one transaction on Form 4; Joseph Allegra was late reporting one transaction on Form 4; David Levi was late reporting one transaction on Form 4; Paul Commons was late reporting one transaction on Form 4; Stephen Gerrard was late reporting two transactions on Form 4; David Vetter was late reporting two transactions on Form 4; Charles K. Rafferty was late reporting one transaction on Form 4; Elif Kizilkaya Eracar was late reporting two transactions on Form 4; Yildiray Albayrak was late reporting three transactions on Form 4; John Y. C. Roth was late reporting two transactions on Form 4; and Joseph F. Morrow, Jr. was late reporting one transaction on Form 4.

EXECUTIVE OFFICERS

The current executive officers of the Company, and their respective ages and positions with the Company, are as follows:

Name	Age	Capacities In Which Served	In Current Position Since
Thomas J. Drury, Jr.	59	President and Chief Executive Officer	2004
Paul Commons (1)	52	Vice President, Chief Financial Officer and Secretary	2004
Yildiray Albayrak (2)	47	Vice President, Product Development-Client Hardware	2001
Stephen Gerrard (3)	55	Vice President, Marketing, Sales & Delivery Services-International	2003
Elif Kizilkaya Eracar (4)	34	Vice President, Delivery Services-North America	2005
Charles K. Rafferty (5)	44	Vice President, Global Partnerships	2005
David Vetter (6)	62	Chief Technology Officer	1999
Scott J. Yetter (7)	45	Vice President, Marketing & Sales-North America	2006

_____________

(1)
Paul Commons has served as Vice President, Chief Financial Officer and Secretary of the Company since June 2004. From 2001 to June 2004, Mr. Commons was CFO of VPIsystems Inc., a telecommunication photonic design automation and network lifecycle software company. Prior to that, from 1997 to 2001 Mr. Commons served as Senior Vice President and Director of Finance at RCN Corporation, the largest single-source facilities-based provider of bundled voice, cable television and high-speed Internet services to residential markets, and as CFO and Vice President of Brainstorm Networks, the largest regional business ISP in the San Francisco Bay area. Mr. Commons holds a B.I.A. from Kettering University and an M.B.A. with a major in finance from the University of Denver.

(2)
Yildiray Albayrak has served as Vice President since June 2004, responsible for client platform development. Mr. Albayrak joined Voxware when Voxware acquired the assets of Verbex Voice Systems, Inc. in 1999. Mr. Albayrak had been with Verbex Voice Systems since 1989. Mr. Albayrak holds a B.S. in Electrical Engineering from Mid-East Technical University in Ankara, Turkey, and a M.S. in Electrical Engineering from Northeastern University.

(3)
Stephen Gerrard, Vice President of International Operations, is responsible for international marketing, sales and delivery services. From March 2003 to April 2005, Mr. Gerrard was responsible for Voxware's corporate marketing. Prior to joining Voxware, Mr. Gerrard served as a senior sales and marketing executive for numerous high technology companies. He was Vice President of Marketing at Applied Data Research from 1982 to 1988. He was also responsible for marketing and strategic planning at Princeton Softech, Inc., and held senior management positions at Connextive, VirtualEdge Corporation and Envoy Technologies. Mr. Gerrard holds a B.A. in Communications from Ambassador University in London, England.

(4)
Elif Kizilkaya Eracar has served as Vice President of Delivery and Support Services since April 2005, with responsibility for professional services, customer support, application development and quality assurance for the VoiceLogistics solution delivered directly to end users. Prior to her promotion, she held the position of Director of Professional Services and Industrial Engineering since 2002. Ms. Kizilkaya joined Voxware in March 2000 as a project manager, and in October 2001 was promoted to Director of Industrial Engineering. Ms. Kizilkaya brings 10 years experience in project management and engineering to Voxware. Prior to joining Voxware, she worked as a management consultant for Camp Dresser and McKee where she provided consulting services to customers in designing and implementing best practices. Ms. Kizilkaya holds a B.S. in Industrial Engineering, and a M.S. in Information Systems from Northeastern University. She is currently working towards her Ph.D. in Industrial Engineering at Northeastern University.

(5)
Charles K. Rafferty, Vice President, joined Voxware in August 2005. Mr. Rafferty is responsible for software development and management of global partnerships. Prior to joining Voxware, Mr. Rafferty held executive positions at two supply chain execution solutions companies, from 2003 to 2005 as Vice President of North American Sales and Business Development at Optum, Inc., recently acquired by Click Commerce, and from 2001 to 2003 as Vice President North American Sales at Prescient Systems. Mr. Rafferty served as National Sales Director at Impresse Corporation, acquired by PCI, from 1999 to 2001; as National Account Manager at Logility, Inc. from 1997 to 1999; and as District Sales Manager at Dun & Bradstreet Software, Inc. from 1992 to 1997. He held various positions at Automatic Data Processing, Inc. from 1985 to 1992. Mr. Rafferty holds a B.S. in Business Management & Information Systems from Widener University.

(6)
David Vetter has served as Chief Technology Officer since February 1999. Mr. Vetter joined Voxware when Voxware acquired the assets of Verbex Voice Systems, Inc. in 1999. He had been employed with Verbex Voice Systems since 1987. Mr. Vetter has over twenty years management and consulting experience in the commercial development of speech recognition products at Milton-Bradley, Digital Equipment Corporation, General Instrument and other organizations. Mr. Vetter holds a B.S. in Humanities and Mathematics from MIT, and a M.A. in Physics from the University of Massachusetts.

(7)
Scott J. Yetter is Vice President of Marketing and Sales-North America. Mr. Yetter brings 19 years of experience in sales, marketing and executive management to his position, having spent 10 of those years at American Software, Inc., an early provider of ERP and supply chain solutions. Prior to joining Voxware in August 2006, Mr. Yetter was President of Media DVX, a distributor of digital content. From September 2001 to March 2003, Mr. Yetter was a principal at Katalyst Venture Partners, a venture/consulting firm. From 1985 to May 2001, he held various sales positions at Impresse Corporation, I2 Technologies, and JBA International. Mr. Yetter holds a B.S. in Industrial Engineering from Georgia Institute of Technology.

None of our executive officers is related to any other executive officer or to any director of the Company.

EXECUTIVE COMPENSATION

Summary of Compensation in Fiscal 2006

The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to each person who served as our Chief Executive Officer at any time during Fiscal 2006, and the four other most highly compensated executive officers who were serving as executive officers at the end of Fiscal 2006 (collectively, the “Named Executive Officers”), during the three years ended June 30, 2006:

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Other Annual Compensation ($) (e) (1)	Securities Underlying Options (#) (g) (2)	All Other Compensation ($) (i)
Thomas J. Drury, Jr. President and Chief Executive Officer	2006 2005 2004	212,500 207,500 101,054	- 105,000 8,000	- - -	20,000 90,384 265,270	- - -
Paul Commons Vice President, Chief Financial Officer and Secretary	2006 2005 2004	170,000 165,000 5,077	- 49,500 -	- - -	13,333 45,480 43,434	- - -
Stephen Gerrard Vice President - Marketing, Sales & Delivery Services-International	2006 2005 2004	181,055 154,792 156,000	- 30,000 6,000	36,752 - -	28,333 6,667 -	- - -
John Y. C. Roth Vice President - Marketing & Sales-North America	2006 2005 2004	137,708 130,000 250,464	- - -	120,398 208,159 130,102	58,000 20,000 6,667	- - -
Charles K. Rafferty Vice President-Global Partnerships	2006 2005 2004	166,852 - -	- - -	28,686 - -	73,333 - -	- - -
___________

(1)
In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits, securities or property have been omitted in those instances where such perquisites and other personal benefits, securities or property constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for the Named Executive Officer for the fiscal year.

(2)	Reflects the 1-for-150 reverse stock split effectuated December 12, 2005.

Option Grants in Fiscal 2006

The following table sets forth information concerning individual grants of stock options made pursuant to the Incentive Plan during Fiscal 2006 to each of the Named Executive Officers. We have never granted any stock appreciation rights.

OPTION GRANTS IN LAST FISCAL YEAR

Individual Grants(1)
Name (a)	Number of Securities Underlying Options Granted (#) (b) (2)(3)	Percentage of Total Options Granted to Employees in Fiscal Year (%) (c)(4)	Exercise or Base Price ($/Sh) (d)	Market Price ($/Sh) (e)	Expiration Date (f)	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
						0% ($) (g)	5% ($) (h)	10% ($) (i)
Thomas J. Drury, Jr.	20,000	4.6%	$4.80	$6.00	07/15/15	$ 24,000	$ 99,467	$ 215,249
Paul Commons	13,333	3.1%	$4.80	$6.00	07/15/15	$ 16,000	$ 66,310	$ 143,496
Stephen Gerrard	13,333 15,000	3.1% 3.5%	$4.80 $5.69	$6.00 $5.69	07/15/15 06/01/16	$ 16,000 -	$ 66,310 $ 53,676	$ 143,496 $ 136,026
John Y. C. Roth	18,000 40,000	4.1% 9.2%	$4.80 $5.69	$6.00 $5.69	07/15/15 06/01/16	$ 21,600 -	$ 89,521 $ 143,136	$ 193,724 $ 362,736
Charles K. Rafferty	33,333 40,000	7.7% 9.2%	$4.80 $5.69	$6.75 $5.69	08/01/15 06/01/16	$ 64,999 -	$ 206,499 $ 143,136	$ 423,588 $ 362,736

___________

(1)	Reflects 1-for-150 reverse stock split effectuated December 12, 2005.

(2)
Such options were granted pursuant to the Company’s 2003 Stock Incentive Plan (the "Incentive Plan"). The Incentive Plan was adopted by the Board of Directors on April 16, 2003, and approved by the stockholders of the Company on June 24, 2003. A total of 1,305,527 shares are reserved for issuance upon the exercise of options and/or other awards granted under the Incentive Plan. Those eligible to receive awards under the Incentive Plan include employees, officers, directors, consultants and advisors of the Company. Subject to the provisions of the Incentive Plan, the administrator of the Incentive Plan selects the recipients of awards and determines (i) the number of shares of Common Stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options, (iii) the duration of options (which may not exceed 10 years), and (iv) the number of shares of Common Stock subject to any restricted stock or other stock-based awards, and the terms and conditions of such awards, including conditions for repurchase, issue price, repurchase price, and the establishment of specified performance goals as a condition to repurchase.

(3)
Effective June 30, 2006, the Board of Directors of the Company elected to accelerate the vesting of all outstanding unvested options to purchase common stock of the Company awarded to employees, including executive officers.

(4)	Based on an aggregate of 433,737 options granted to employees in Fiscal 2006.

Aggregated Option Exercises in Fiscal 2006 and Fiscal Year-End Option Values

The following table sets forth information concerning each exercise of options during Fiscal 2006 by each of the Named Executive Officers and the fiscal year-end value of unexercised in-the-money options.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

Name (a)	Shares Acquired on Exercise (#) (b) (1)	Value Realized ($) (c)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#) Exercisable (d) (1)	Value of Unexercised In-the-Money Options at Fiscal Year-End ($) Exercisable (e) (2)
Thomas J. Drury, Jr.	--	--	375,654	$1,289,916
Paul Commons	--	--	80,019	$ 240,487
Stephen Gerrard	--	--	55,000	$ 115,650
John Y. C. Roth	--	--	98,233	$ 169,000
Charles K. Rafferty	--	--	73,333	$ 52,400

___________
(1) Reflects 1-for-150 reverse stock split effectuated December 12, 2005.

(2) Based on a fiscal year end fair market value of the underlying securities equal to $6.00 per share, less the exercise price for such shares.

Equity Compensation Plan Information

The following table provides information as of June 30, 2006, with respect to the shares of our Common Stock that may be issued under our existing equity compensation plans.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options (1)	Weighted Average Exercise Price of Outstanding Options	Number of Securities Available for Future Issuance Under Equity Compensation Plans (2)
Equity compensation plans that have been approved by security holders	1,099,992	$ 4.959	210,129

__________

(1) Reflects 1-for-150 reverse stock split effectuated December 12, 2005.

(2) Shares reserved for issuance under the plan may be issued upon the exercise of stock options or through direct stock issuances which vest upon the completion of designated service periods or the attainment of prescribed performance goals.

There are no equity compensation plans that have not been approved by security holders.

Employment Agreements

Thomas J. Drury, Jr., our President and Chief Executive Officer, has a three-year employment agreement with us which commenced on January 5, 2004. Mr. Drury currently receives an annual base salary of $215,000, and is also eligible to receive a bonus based upon the Company’s performance as measured against a business plan approved by the Board. The Company also granted to Mr. Drury stock options for the purchase of 265,270, 90,384 and 20,000 shares of Common Stock, exercisable at $2.25, $3.00 and $4.80 per share, respectively. Options and exercise prices reflect the 1-for-150 reverse stock split effectuated December 12, 2005. Upon a change in control, other than a management buyout, the unvested portion of the option shall immediately vest in a pro rata percent equal to the portion of the option which would have otherwise vested within the 24 month period following the change of control, assuming continued employment, and become exercisable. Thereafter, any unvested stock options shall continue to vest at the same rate they vested prior to the change of control, so long as the employee remains employed. In addition, if the employee’s employment is terminated within six months following a change of control, or if good reason occurs within six months following a change of control, regardless of whether or not employee terminates his employment, the entire remaining unvested portion of the option shall become vested and immediately exercisable by employee.

Paul Commons, our Vice President and Chief Financial Officer, has a three-year employment agreement with us which commenced on June 21, 2004. Mr. Commons currently receives an annual base salary of $170,000, and is also eligible to receive a bonus based upon the Company’s performance as measured against a business plan approved by the Board. The Company also granted to Mr. Commons stock options for the purchase of 43,434, 45,480 and 13,333 shares of Common Stock, exercisable at $2.25, $3.00 and $4.80 per share, respectively. Options and exercise prices reflect the 1-for-150 reverse stock split effectuated December 12, 2005. Upon a change in control, other than a management buyout, the unvested portion of the option shall immediately vest in a pro rata percent equal to the portion of the option which would have otherwise vested within the 24 month period following the change of control, assuming continued employment, and become exercisable. Thereafter, any unvested stock options shall continue to vest at the same rate they vested prior to the change of control, so long as the employee remains employed. In addition, if the employee's employment is terminated within six months following a change of control, or if good reason occurs within six months following a change of control, regardless of whether or not employee terminates his employment, the entire remaining unvested portion of the option shall become vested and immediately exercisable by employee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Our Compensation Committee is currently composed of Messrs. Allegra, Levi and Caldwell. No interlocking relationship exists between any member of the Compensation Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member or nominee of the Compensation Committee is or was formerly an officer or an employee of the Company.

During Fiscal 2005, Edison, of which Joseph A. Allegra is a general partner, and Cross Atlantic, of which Donald R. Caldwell is the Chairman and Chief Executive Officer, participated in the following transactions with us:

In connection with our August 2005 private placement, all shares of our Series D Preferred Stock held by Edison, Cross Atlantic and David Levi were converted to shares of Common Stock. In this private placement, Cross Atlantic purchased an aggregate of 154,676 shares of Common Stock at a purchase price of $742,445 and Edison purchased an aggregate of 464,027 shares of Common Stock at a purchase price of $2,227,332.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors advises the Chief Executive Officer and the Board of Directors on general compensation matters, determines the compensation of the Chief Executive Officer and the President, reviews and takes action on the recommendation of the Chief Executive Officer as to the appropriate compensation of other officers and key personnel, and approves the grants of bonuses to officers and key personnel. The Compensation Committee is also responsible for the administration of our 1998 Stock Option Plan for outside directors and the Incentive Plan.

General Compensation Policy for Executive Officers. The fundamental policy of the Compensation Committee is to provide our executive officers with competitive compensation opportunities based upon their contribution to our development and financial success and their personal performance. It is the Compensation Committee’s objective to have a portion of each executive officer’s compensation contingent upon our performance, as well as upon each executive officer’s own level of performance. Accordingly, the compensation package for each executive officer is comprised of three elements: (1) base salary which reflects individual performance and is designed primarily to be competitive with salary levels in the industry, (2) cash bonuses which reflect the achievement of performance objectives and goals, and (3) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and our stockholders.

•
Factors. The principal factors which the Compensation Committee considered with respect to each executive officer’s compensation for Fiscal 2005 are summarized below. The Compensation Committee may, however, in its discretion, apply entirely different factors with respect to executive compensation for future years.

•
Base Salary. The base salary for each executive officer is determined on the basis of the following factors: experience, personal performance, the salary levels in effect for comparable positions within and without the industry, and internal base salary comparability considerations. The weight given to each of these factors differs from individual to individual, as the Compensation Committee deems appropriate. Base salaries are generally reviewed on an annual basis, with adjustments made in accordance with the factors indicated above. The Compensation Committee utilized specific compensation information available for similar positions at competitor companies for comparative compensation purposes in determining base salaries for Fiscal 2006.

•
Bonus. The incentive compensation of executive officers is closely related to Voxware’s performance. A portion of the cash compensation of executive officers consists of contingent compensation. Bonus awards are based on, among other things, performance objectives and goals that are tailored to the responsibilities and functions of key executives, including qualitative measures of Voxware’s performance such as progress in the development, marketing and adaptation of Voxware’s products to its target markets, the establishment of key strategic relationships with customers and other key partners in our target markets, and proficient usage of our available financial and manpower resources.

•
Long-Term Incentive Compensation. Long-term incentives are provided through grants of stock options. The grants are designed to align the interests of each executive officer with those of the stockholders, and provide each individual with a significant incentive to manage Voxware from the perspective of an owner with an equity stake. Each option grant allows the individual to acquire shares of our Common Stock at a fixed price per share (generally, the market price on the grant date) over a specified period of time (up to ten years). Each option generally becomes exercisable in installments over a four-year period, contingent upon the executive officer’s continued employment with Voxware. Accordingly, the option grant will provide a return to the executive officer only if the executive officer remains employed by Voxware during the vesting period, and then only if the market price of the underlying shares appreciates.

The number of shares subject to each option grant is set at a level intended to create meaningful opportunity for appreciation based on the executive officer’s current position with Voxware, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, and the individual’s personal performance in recent periods. The Compensation Committee also considers the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the Compensation Committee does not adhere to any specific guidelines as to the relative option holdings of our executive officers.

CEO Compensation. In determining the compensation payable to our Chief Executive Officer, the Compensation Committee considered the CEO’s performance in Fiscal 2006 and Voxware’s performance.

Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code generally denies a federal income tax deduction for compensation exceeding $1,000,000 paid to the CEO or any of the four other highest paid executive officers, excluding performance-based compensation. Through June 30, 2006, this provision has not affected our tax deductions, but the Committee will continue to monitor the potential impact of Section 162(m) on our ability to deduct executive compensation.

Summary. The Compensation Committee believes that its compensation philosophy of paying its executive officers well by means of competitive base salaries and cash bonus and long-term incentives, as described in this report, serves the interests of Voxware and its stockholders.

By the Compensation Committee of the Board of Directors of Voxware, Inc. as currently constituted Joseph A. Allegra Donald R. Caldwell David B. Levi

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock

The following table sets forth information regarding the beneficial ownership of our Common Stock as of October 16, 2006, by (1) each person or group who is known by us to own beneficially more than 5% of our Common Stock, (2) each of our directors and nominees, (3) each of our Named Executives for whom compensation information is provided above, and (4) all of our executive officers and directors as a group. Unless indicated otherwise, the address of each of these persons is c/o Voxware, Inc., Lawrenceville Office Park, 168 Franklin Corner Road, Lawrenceville, New Jersey 08648. Percentage of ownership is based on 6,262,844 shares of Common Stock outstanding on October 10, 2006.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (1) (2)	Percent of Class (1)

(i) Certain beneficial owners:
Edison Venture Fund V, L.P. (3) 1009 Lenox Drive #4, Lawrenceville, NJ 08648	3,486,260	55.67%
Cross Atlantic Technology Fund II, L.P. (4) 5 Radnor Corporate Center #555 100 Matsonford Road, Radnor, PA 29087	1,162,086	18.56%
Scorpion Nominees Limited (5) c/o Oracle Management Ltd. 85 Reid Street, Hamilton HM12, Bermuda	518,316	8.28%

(ii) Directors (which includes all nominees) and Named Executives:
David B. Levi (6)	112,894	1.80%
Joseph A. Allegra (7)	3,492,787	55.77%
Michael Janis (8)	6,527	**
Donald R. Caldwell (9)	1,168,613	18.66%
James L. Alexandre (10)	106,388	1.70%
Robert Olanoff	--	--
Thomas J. Drury, Jr. (11)	375,654	6.00%
Paul Commons (12)	102,247	1.63%
Stephen Gerrard (13)	55,000	**
Charles K. Rafferty (14)	73,333	1.17%
John Y. C. Roth (15)	98,233	1.57%

(iii) All directors and current executive officers as a group (14 persons) (16)	5,721,240	91.35%
______________
**	Less than 1% of outstanding shares of our Common Stock.

(1)
Number of shares beneficially owned and percent of class are determined by assuming that options or other Common Stock equivalents that are held by such person or group (but not those held by any other person or group) and which are exercisable or convertible within 60 days have been exercised or converted. All share numbers set forth in this table give effect to the 1-for-150 reverse stock split effectuated December 12, 2005.

(2)	We believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.

(3)
Includes 2,713,442 shares of Common Stock and 772,818 shares of Common Stock issuable upon exercise of Common Stock warrants. Collectively, Joseph A. Allegra, Ross Martinson, John Martinson and Gary Golding have voting and investment control over the shares of Common Stock held by Edison Venture Fund V, L.P., but disclaim beneficial ownership of such shares, except to the extent of any pecuniary interest therein. Mr. Allegra has served on our Board of Directors since June 2003. Mr. Martinson served on our Board of Directors from June 2003 to July 2006.

(4)
Includes 904,480 shares of Common Stock and 257,606 shares of Common Stock issuable upon exercise of Common Stock warrants. Collectively, Donald R. Caldwell, President and Chief Executive Officer, Fred Tecce, Vice President, Richard M. Fox, Vice President, and Gerry McCrory, Vice President, have voting and investment control over the shares of Common Stock held by Cross Atlantic Technology Fund II, L.P., but disclaim beneficial ownership of such shares, except to the extent of any pecuniary interest therein. Mr. Caldwell has served on our Board of Directors since December 2004.

(5)
Includes 511,890 shares of Common Stock and 6,426 shares of Common Stock issuable upon exercise of Common Stock warrants. Collectively, John O’Kelly-Lynch, President and Director, William Spencer, Vice President and Director, and Vaughn Sullivan, Secretary, have voting and investment control over the shares of Common Stock held by Scorpion Nominees Limited, but disclaim beneficial ownership of such shares, except to the extent of any pecuniary interest therein.

(6)	Includes 104,110 shares of Common Stock, 1,840 shares of Common Stock issuable upon exercise of Common Stock warrants, and 6,944 shares of Common Stock issuable upon the exercise of stock options.

(7)
Includes 2,713,442 shares of Common Stock and 772,818 shares of Common Stock issuable upon the exercise of warrants owned by Edison Venture Fund V, L.P. The reporting person is a general partner of Edison Venture Fund V, L.P. and disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein. Also includes 6,527 shares of Common Stock issuable upon the exercise of stock options issued to Mr. Allegra.

(8)	Reflects 6,527 shares of Common Stock issuable upon the exercise of stock options.

(9)
Includes 904,480 shares of Common Stock and 257,606 shares of Common Stock issuable upon the exercise of warrants owned by Cross Atlantic Technology Fund II, L.P. Also includes 6,527 shares of Common Stock issuable upon the exercise of stock options issued to Mr. Caldwell. The reporting person is a general partner of Cross Atlantic Technology Fund II, L.P. and disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein.

(10)	Includes 104,166 shares of Common Stock and 2,222 shares of Common Stock issuable upon the exercise of stock options.

(11)	Reflects 375,654 shares of Common Stock issuable upon the exercise of stock options.

(12)	Includes 22,228 shares of Common Stock and 80,019 shares of Common Stock issuable upon the exercise of stock options.

(13)	Reflects 55,000 shares of Common Stock issuable upon the exercise of stock options.

(14)	Reflects 73,333 shares of Common Stock issuable upon the exercise of stock options.

(15)	Reflects 98,233 shares of Common Stock issuable upon the exercise of stock options.

(16)
Includes 4,832 shares of Common Stock and 38,933 shares of Common Stock issuable upon the exercise of stock option owned by Yildiray Albayrak; 133 shares of Common Stock and 41,600 shares of Common Stock issuable upon the exercise of stock options owned by Elif Kizilkaya Eracar; and 66 shares of Common Stock and 44,000 shares of Common Stock issuable upon the exercise of stock options owned by David Vetter.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On August 11, 2005, the Company entered into a Common Stock Purchase Agreement with certain accredited investors, pursuant to which the Company agreed to issue an aggregate of up to 1,375,000 shares of its Common Stock, $0.001 par value per share, in a private placement. On August 11, 2005, the Company issued and sold an aggregate of 1,259,073 shares of Common Stock, and on August 22, 2005, the private placement's second and final closing, the Company issued and sold an additional 115,927 shares of Common Stock. A total of 1,375,000 shares of Common Stock and warrants to purchase 43,525 shares of Common Stock were issued through the August 2005 private placement.

Edison Venture Fund V, L.P. purchased 464,028 shares of Common Stock in the private placement. Joseph A. Allegra and Ross T. Martinson are each general partners of Edison Venture Fund V, L.P. and directors of the Company. Each of Messrs. Allegra and Martinson disclaim beneficial ownership of the reported securities except to the extent of their respective pecuniary interest therein.

Cross Atlantic Technology Fund, II, LP purchased 154,676 shares of Common Stock in the private placement. Donald R. Caldwell is a general partner of Cross Atlantic Technology Fund II, L.P. and a director of the Company. Mr. Caldwell disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein.

James L. Alexandre purchased 104,166 shares of Common Stock in the private placement. Mr. Alexandre was elected to the Board of Directors on August 11, 2005, subsequent to the first closing of the private placement.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Subject to stockholder approval, we have nominated BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2007. Neither the firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as auditors. BDO Seidman, LLP has been employed by us to audit our consolidated financial statements since March 2004.

The Board of Directors recommends a vote FOR the ratification of the appointment of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2007.

One or more representatives of BDO Seidman, LLP is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of BDO Seidman, LLP, our independent registered public accounting firm, billed for each of the last two fiscal years for audit services and other services:

Fee Category	2006		2005
Audit Fees	$193,836	(2)	$184,584	(1)
Audit-Related Fees	--		--
Tax Fees	20,250	(3)	--
All Other Fees	--		--
Total Fees	$214,086		$184,584
_____________

(1)
Consists of fees for professional services rendered in connection with the audit of our financial statements for the fiscal year ended June 30, 2005; for the review of our financial statements for the fiscal quarters ended September 30, 2004, December 31, 2004 and March 31, 2005; and for the review of certain regulatory filings during the fiscal year ended June 30, 2005.

(2)
Consists of fees for professional services rendered in connection with the audit of our financial statements for the fiscal year ended June 30, 2006; for the review of our financial statements for the fiscal quarters ended September 30, 2005, December 31, 2005 and March 31, 2006; and for the review of certain regulatory filings during the fiscal year ended June 30, 2006.

(3)	Consists of fees for taxes for the fiscal year ended June 30, 2006.

Pre-Approval Policies and Procedures

None of the audit-related fees billed in 2006 related to services provided under the de minimis exception to the audit committee pre-approval requirements.

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee, or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided, and is also generally subject to a maximum dollar amount.

The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write or call us at the following address or phone number: 168 Franklin Corner Road, Lawrenceville, New Jersey 08648, (609) 514-4100. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holders, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

Stockholders who wish to submit proposals for inclusion in our proxy statement and form of proxy relating to the 2007 Annual Meeting of Stockholders must advise the Secretary of Voxware of such proposals in writing by June 25, 2007.

Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-4 under the Exchange Act are required to provide advance notice of such proposal to the Secretary of Voxware at the aforementioned address not later than September 8, 2007.

If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares they represent as our Board of Directors may recommend. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above, and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

GENERAL

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by us.

In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and other employees of Voxware who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 2006, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON OCTOBER 10, 2006, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE, UPON WRITTEN REQUEST MADE TO THE SECRETARY OF VOXWARE. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors Paul Commons Secretary

Lawrenceville, New Jersey
October 23, 2006

VOXWARE, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby constitutes and appoints Thomas J. Drury, Jr. and Paul Commons, and each of them, true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of COMMON STOCK of Voxware, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of Morgan, Lewis & Bockius LLP, 502 Carnegie Center, Princeton, New Jersey at 9:00 a.m., local time, on November 22, 2006 and at any adjournment or adjournments thereof, upon the proposals set forth on the reverse side and more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposals 1 and 2.

(continued and to be signed on reverse side)

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

VOXWARE, INC.

Please mark your votes as in this example.  ☒

1.	ELECTION OF DIRECTORS.

Nominees:	01) Joseph A. Allegra	FOR ❒	WITHHOLD ❒
	02) James L. Alexandre	FOR ❒	WITHHOLD ❒
	03) Donald R. Caldwell	FOR ❒	WITHHOLD ❒
	04) Thomas J. Drury, Jr.	FOR ❒	WITHHOLD ❒

2.	To ratify the appointment of BDO Seidman, LLP as the independent registered public accountant of the Company for the year ending June 30, 2007.

FOR ❒	AGAINST ❒	ABSTAIN ❒

3.	In his discretion, the proxy is authorized to vote upon such other matters as may properly come before the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NOTE:
This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

If you would like to attend the Annual Meeting, please check the box to the right.  ❒

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date